Supplement, dated November 1, 2002,
                     to the Prospectuses, dated May 1, 2002,
                                       of
                     Seligman Growth Fund, Inc. (the "Fund")

      On November 1, 2002, the shareholders of the Fund approved amendments to the Fund's investment objectives. As amended, the Fund's investment objective is long-term capital appreciation.

      In addition, shareholders approved the amendment or elimination of certain of the Fund's fundamental restrictions. The Fund's amended fundamental restrictions, as well as certain non-fundamental restrictions approved by the Fund's Board of Directors, are described in a supplement, dated November 1, 2002 (the "SAI Supplement"), to the Fund's Statement of Additional Information, dated May 1, 2002 (the "SAI"). The SAI and the SAI Supplement are incorporated by reference into (are legally a part of) the Fund's Prospectuses.

      Copies of the SAI and the SAI Supplement are available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. The SAI and the SAI Supplement are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.